Oppenheimer EMERGING GROWTH FUND

Supplement dated April 3, 2009 to the

Prospectus dated February 27, 2009

This supplement amends the Prospectus of Oppenheimer Emerging Growth Fund (the “Fund”) dated February 27, 2009.

The Prospectus is revised as follows:

The following is added immediately after the paragraph titled "Class N Shares," beginning on page 39:

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

April 3, 2009                                                                                                                               PS0721.020